Exhibit 99.2
Supplemental Data Sheet           Amounts in thousands (except customers, interactions and employees)
    Unaudited
    Last updated April 28, 2010

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1
	2008	2008	2008	2008	2008	2009	2009	2009	2009	2009	2010

Revenue
Revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102
YoY Growth	28%	33%	24%	18%	25%	10%	3%	7%	15%	9%	17%
Recurring Revenue	24,412	25,459	25,917	26,476	102,264	25,955	27,393	29,741	32,161	115,250	33,025
YoY Growth	27%	25%	19%	12%	20%	6%	8%	15%	21%	13%	27%
Pro Service Revenue	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077
YoY Growth	42%	67%	49%	46%	51%	20%	-8%	-13%	-2%	-1%	-9%

North America Revenue %	67%	67%	70%	74%	69%	75%	72%	72%	71%	72%	71%
EMEA Revenue %	25%	25%	22%	19%	23%	18%	19%	19%	19%	19%	19%
APAC Revenue %	8%	8%	8%	7%	8%	7%	9%	9%	10%	9%	10%

Bookings Metrics
Total Bookings	37,112	43,416	39,037	46,215	165,780	23,746	48,653	51,733	55,527	179,659	60,449
% of Bookings Billed in Quarter	72%	74%	76%	77%		75%	55%	60%	54%		40%
Average Term (months)	21	20	19	21	20	19	27	21	25	23	32

Total Backlog	138,629	147,052	145,088	150,872		138,000	152,424	166,305	179,892		196,225
Current Backlog	88,419	95,498	95,044	101,995		96,546	103,984	115,944	121,275		120,606
Non-Current Backlog	50,210	51,554	50,044	48,877		41,454	48,440	50,361	58,617		75,619

Average Selling Price (ASP)	90	107	98	96	98	74	99	112	95	102	91
Deal Size Distribution
> $1M	4	6	4	7	21	1	10	7	8	26	14
$100K-$1M	73	86	76	91	326	59	60	83	90	292	91
<$100K	464	470	528	527	1,989	443	421	388	435	1,687	423

Top 4 industry sales-TTM
High-Tech	18%	21%	22%	23%		21%	21%	22%	20%		22%
Telecom	19%	15%	13%	13%		12%	10%	13%	16%		15%
Retail/CPG	14%	15%	15%	14%		15%	14%	13%	15%		15%
Public Sector	13%	12%	12%	14%		14%	15%	18%	16%		15%
All other	36%	37%	38%	36%		38%	40%	34%	33%		33%

Margin & Earnings Metrics (Non-GAAP)*
Gross Margin %	63%	64%	64%	67%	64%	67%	70%	71%	70%	70%	69%
Software Margin %	80%	81%	80%	81%	80%	81%	82%	83%	82%	82%	83%
Professional Services Margin %	15%	21%	22%	26%	21%	31%	31%	31%	28%	30%	20%
Operating expense as % of Revenue	72%	69%	65%	63%	67%	60%	63%	61%	62%	62%	63%
Operating Margin %	-9%	-5%	-1%	4%	-3%	7%	7%	10%	8%	8%	6%
Operating Margin	(2,976)	(1,759)	(444)	1,267	(3,912)	2,531	2,510	3,693	3,408	12,142	2,490
Non-GAAP EPS (Diluted)	$(0.06)	$(0.04)	$—	$0.06	$(0.04)	$0.09	$0.09	$0.12	$0.10	$0.39	$0.07

Other Metrics
Headcount	718	765	777	737	737	742	756	792	797	797	836
New Customer	64	73	68	59	264	26	53	82 **	51	212	46
Total Customers	1,800	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900
Interactions (in millions)	463	477	576	583	2,099	584	586	620	704	2,494	765

*	Excludes stock-based compensation and Q4’09 excludes stock-based compensation and $1M settlement gain

**	Q3’09 customer count includes acquired customers from HiveLive acquisition
Note: The supplemental data sheet refers to certain non-GAAP financial results. Please refer to our reconciliations of GAAP, which can be found in our Company’s earnings release(s), which is posted on the Investor Relations portion of our website.

Consolidated Balance Sheets          Amounts in thousands
     Unaudited
     Last updated April 28, 2010

	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2010

Assets
Current assets:
Cash and cash equivalents	44,899	33,842	33,109	43,681	44,591	52,781	51,145	51,405	51,462	46,987	32,388	41,546	43,114
Short-term investments	37,578	52,911	56,823	52,644	36,585	41,540	46,444	34,412	36,517	42,808	60,634	54,977	55,293
Accounts receivable	25,050	27,797	24,690	29,480	27,503	26,722	27,820	36,770	24,220	31,670	31,034	31,850	29,723
Term receivables	20,555	15,756	13,773	13,069	9,616	8,814	6,875	5,752	4,810	4,107	3,011	2,417	1,762
Less allowance for doubtful accounts	(2,273)	(2,046)	(2,009)	(1,918)	(2,056)	(2,177)	(2,148)	(2,277)	(1,901)	(1,910)	(1,701)	(1,914)	(1,794)
Prepaid & other current assets	3,676	4,980	5,786	5,979	6,773	7,082	7,497	7,531	7,593	7,815	8,689	8,828	9,620

Total current assets	129,485	133,240	132,172	142,935	123,012	134,762	137,633	133,593	122,701	131,477	134,055	137,704	137,718

Long-term investments	—	—	—	—	17,810	11,925	4,612	4,963	4,980	4,792	—	—	—
Property and equipment, net	10,715	10,494	10,451	10,856	10,807	10,798	10,377	10,141	9,187	9,775	9,781	10,122	10,154
Term receivables, noncurrent	19,349	13,239	11,170	9,859	8,059	5,728	4,420	3,547	2,804	2,159	1,447	1,105	810
Intangible and other assets, net	9,380	9,352	9,221	10,136	10,016	10,025	10,268	10,093	9,274	9,379	14,991	15,504	16,181

Total assets	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863

Liabilities, Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	13,818	14,688	14,855	15,790	18,146	17,919	17,405	16,223	14,309	17,847	16,601	16,573	19,967
Commissions and bonuses payable	2,902	2,918	2,889	5,044	3,531	4,279	4,351	5,665	3,084	4,958	4,838	6,271	4,964
Current portion of long-term debt	32	32	42	43	44	44	45	46	46	45	34	22	10
Deferred revenue	67,444	66,660	69,665	76,995	73,575	76,693	72,008	77,584	72,885	75,972	75,643	74,446	68,103

Total current liabilities	84,196	84,298	87,451	97,872	95,296	98,935	93,809	99,518	90,324	98,822	97,116	97,312	93,044

Deferred revenue, noncurrent	41,241	41,718	37,139	37,665	38,079	39,289	37,201	35,614	30,322	28,112	28,298	26,881	27,592
Long-term debt	77	69	79	68	57	45	34	22	10	—	—	—	—

Stockholders’ equity (deficit):
Common stock	33	33	33	33	34	34	34	34	34	34	34	34	34
Additional paid-in capital	88,064	90,750	92,486	95,377	97,107	99,187	101,337	102,662	104,345	107,281	109,394	112,439	115,680
Treasury stock, at cost	—	—	—	—	—	—	—	(13,209)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)
Other comprehensive income (loss)	(384)	(504)	(551)	(292)	(536)	(787)	(193)	1,916	1,875	1,260	1,394	1,125	1,284
Accumulated deficit	(44,298)	(50,039)	(53,623)	(56,937)	(60,333)	(63,465)	(64,912)	(64,220)	(62,957)	(62,920)	(60,955)	(58,349)	(57,764)

Total stockholders’ equity	43,415	40,240	38,345	38,181	36,272	34,969	36,266	27,183	28,290	30,648	34,860	40,242	44,227

Total liabilities, preferred stock and stockholders’ equity	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863

Consolidated Statements of Operations          Amounts in thousands (except per share amounts)
     Unaudited
     Last updated April 28, 2010

	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Revenue:
Software, hosting and support	19,819	20,693	22,366	24,105	86,983	24,556	25,573	25,956	26,491	102,576	26,045	27,424	29,754	32,172	115,395	33,025
Professional services	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077

Total revenue	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102

Cost of revenue:
Software, hosting and support	4,394	4,565	4,604	4,848	18,411	5,035	5,043	5,305	5,014	20,397	4,949	4,954	5,232	5,813	20,948	5,879
Professional services	5,171	5,036	5,667	6,138	22,012	7,285	7,810	8,133	7,212	30,440	7,008	6,346	6,365	6,891	26,610	7,332

Total cost of revenue	9,565	9,601	10,271	10,986	40,423	12,320	12,853	13,438	12,226	50,837	11,957	11,300	11,597	12,704	47,558	13,211

Gross profit	16,137	16,864	18,975	19,678	71,654	20,578	22,368	22,799	23,853	89,598	24,080	25,040	27,134	28,875	105,129	28,891

Operating expenses:
Sales and marketing	15,727	15,788	16,516	17,087	65,118	16,818	17,627	16,889	16,294	67,628	14,863	16,008	16,175	17,705	64,751	18,724
Research and development	4,296	4,343	4,308	4,137	17,084	4,486	4,507	4,671	4,628	18,292	4,756	5,051	5,100	5,314	20,221	5,132
General and administrative	2,860	3,178	2,680	2,782	11,500	3,516	3,890	3,215	2,994	13,615	3,446	4,207	4,018	4,130	15,801	4,299

Total operating expenses	22,883	23,309	23,504	24,006	93,702	24,820	26,024	24,775	23,916	99,535	23,065	25,266	25,293	27,149	100,773	28,155

Operating income (loss)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015	(226)	1,841	1,726	4,356	736
Interest and other income, net	828	885	1,004	966	3,683	938	519	552	687	2,696	401	351	342	1,000	2,094	183

Income (loss) before income taxes	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416	125	2,183	2,726	6,450	919
(Provision) benefit for income taxes	(84)	(181)	(59)	48	(276)	(92)	5	(23)	68	(42)	(153)	(89)	(218)	(119)	(579)	(334)

Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585

Net income (loss) per share:
Basic	$(0.18)	$(0.17)	$(0.11)	$(0.10)	$(0.56)	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18	$0.02
Diluted	$(0.18)	$(0.17)	$(0.11)	$(0.10)	$(0.56)	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18	$0.02

Shares used in the computation:
Basic	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	32,692	33,362	31,784	31,677	31,733	31,815	31,752	31,929
Diluted	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	33,204	33,362	32,249	32,160	32,424	33,047	32,336	33,431

Supplemental information of stock-based compensation expense included in:
Cost of software, hosting and support	58	79	84	67	288	77	79	87	80	323	96	142	120	102	460	113
Cost of professional services	125	149	217	156	647	153	165	158	162	638	133	209	138	132	612	114
Sales and marketing	658	731	542	333	2,264	538	595	738	583	2,454	622	952	761	694	3,029	751
Research and development	226	289	166	206	887	235	242	252	240	969	262	377	285	254	1,178	257
General and administrative	235	743	199	208	1,385	263	816	297	265	1,641	403	1,056	548	500	2,507	520

Total stock-based compensation	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755

Consolidated Statements of Cash Flow            Amounts in thousands
   Unaudited
   Last updated April 28, 2010

	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Operating activities
Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585
Noncash adjustments:
Depreciation and amortization	1,675	1,880	1,869	1,842	7,266	1,954	1,956	1,956	1,905	7,771	1,887	1,726	1,797	2,059	7,491	2,065
Provision for losses on accounts receivable	(69)	13	401	39	384	89	26	64	33	212	57	30	30	40	157	50
Stock-based compensation expense	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755
Changes in operating accounts:
Receivables	15,427	8,224	6,933	(3,032)	27,552	7,447	4,062	1,143	(7,878)	4,774	13,569	(5,171)	2,333	524	11,255	2,449
Prepaid and other current assets	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)	(804)	(1,168)	(900)	(3,724)	399	(583)	(693)	(614)	(1,491)	(1,054)
Accounts payable and accrued liabilities	1,748	810	89	1,041	3,688	2,292	(257)	42	(720)	1,357	(1,823)	3,099	(1,427)	(35)	(186)	3,556
Commissions and bonuses payable	(1,171)	(1)	(47)	2,176	957	(1,523)	742	166	1,545	930	(2,553)	1,743	(132)	1,393	451	(1,243)
Deferred revenue	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)	(2,038)	(569)	(2,880)	(14,916)	(4,614)
Other	(23)	13	(130)	132	(8)	(173)	83	(52)	635	493	—	503	(247)	(555)	(321)	(39)

Cash provided (used) by operating activities	5,360	4,763	3,793	7,118	21,034	3,670	8,574	(1,330)	3,810	14,724	4,886	2,081	4,909	4,221	16,097	3,510

Investing activities
Acquistion of property and equipment	(1,987)	(1,351)	(1,426)	(2,436)	(7,200)	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(584)	(1,841)	(1,240)	(1,910)	(5,591)	(1,640)
Business acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	(5,906)	—	(5,906)	—
Intangible asset additions											(100)		(144)	(410)	(654)	(1,034)
Change in investments, net	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)	748	2,218	12,435	13,431	(2,251)	(6,059)	(13,081)	5,558	(15,833)	(342)
Other	(29)	(32)	1	17	(42)	—	—	—	—	—	—	—	—	—	—	—

Cash provided (used) for investing activities	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,492)	(788)	909	11,010	7,639	(2,935)	(7,900)	(20,371)	3,238	(27,968)	(3,016)

Financing activities
Net proceeds from (payments on) long-term debt	(7)	(8)	(10)	(10)	(35)	(11)	(11)	(11)	(10)	(43)	(12)	(11)	(12)	(11)	(46)	(12)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	643	536	509	1,966	3,653	414	234	618	130	1,396	78	151	167	1,352	1,748	1,159
Common stock repurchase (Treasury)	—	—	—	—	—	—	—	—	(13,209)	(13,209)	(1,798)	—	—	—	(1,798)	—
Other	49	160	19	(45)	183	51	(53)	—	(133)	(135)	89	48	95	9	241	327

Cash provided (used) by financing activities	685	688	518	1,911	3,801	454	170	607	(13,222)	(11,991)	(1,643)	188	250	1,350	145	1,474

Effect of foreign exchange rates	113	208	293	(217)	397	278	234	(1,822)	(1,338)	(2,648)	(251)	1,156	613	349	1,867	(400)

Net change in cash and cash equivalents	5,691	(11,057)	(733)	10,572	4,473	910	8,190	(1,636)	260	7,724	57	(4,475)	(14,599)	9,158	(9,859)	1,568

Cash and cash equivalents at beginning of period	39,208	44,899	33,842	33,109	39,208	43,681	44,591	52,781	51,145	43,681	51,405	51,462	46,987	32,388	51,405	41,546

Cash and cash equivalents at end of period	44,899	33,842	33,109	43,681	43,681	44,591	52,781	51,145	51,405	51,405	51,462	46,987	32,388	41,546	41,546	43,114

Currency Component Data Sheet
    Unaudited
    As of April 28, 2010

	Currency		Impact of 1 percent
	Component of Total	Currency exchange	change in fx
	Revenue-TTM as of	rate into USD as of	exchange rate per
	March 31, 2010	April 28, 2010	100M in revenue
GBP	10%	1.5191	151,910
EUR	6%	1.3201	79,206
AUD	6%	0.9248	55,488
USD and other	78%	n/a

Total	100%		286,604

	Currency		Impact of 1 percent
	Component of Total	Currency exchange	change in fx
	Expense-TTM as of	rate into USD as of	exchange rate per
	March 31, 2010	April 28, 2010	100M in revenue
GBP	12%	1.5191	182,292
EUR	1%	1.3201	13,201
AUD	4%	0.9248	36,992
USD and other	83%	n/a

Total	100%		232,485
TTM=Trailing Twelve Months